UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 10, 2020
Date of Report (date of earliest event reported)

CLARIVATE PLC
(Exact name of registrant as specified in its charter)
Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911	N/A
(Commission File Number)	(I.R.S. Employer Identification No.)

Friars House 160 Blackfriars Road
London	SE1 8EZ
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	CCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 7.01. Regulation FD Disclosure.
Clarivate Investor Day Conference
As previously announced, Clarivate Plc (the “Company” or “Clarivate”), a global leader in providing trusted information and insights to accelerate the pace of innovation, is hosting a virtual Investor Day conference at 10:00 AM Eastern Time on November 10, 2020 during which management is providing an update on the business. All are invited to listen to the event and view the presentation via webcast on the Clarivate Investor Relations website at http://ir.clarivate.com/. To join the webcast please visit http://bit.ly/ClarivateInvestorDay2020. A replay will also be available as a webcast on the investor relations section of the Company's website. See Exhibit 99.1 for certain presentations that Company management is delivering at the Investor Day conference.

2020 Outlook

On November 10, 2020, Clarivate announced that it reaffirmed its guidance previously announced on October 29, 2020 for the year ending December 31, 2020.

The full year 2020 outlook presented below includes the fourth quarter of 2020 outlook for the acquisition of CPA Global, which was completed on October 1, 2020, and assumes no further currency movements, acquisitions, divestitures, or unanticipated events.

2020 outlook including fourth quarter of CPA Global
Adjusted Revenues	$1.28B to $1.295B
Adjusted EBITDA	$480M to $495M
Adjusted EBITDA margin	37% to 38%
Adjusted diluted EPS	$0.55 to $0.61
Adjusted Free Cash Flow	$240M to $260M

Adjusted diluted EPS for 2020 is calculated based on approximately 453.3 million fully diluted weighted average shares outstanding. In connection with the closing of the CPA Global transaction, former CPA Global shareholders received approximately 218 million Clarivate ordinary shares on October 1. The 453.3 million fully diluted weighted average shares outstanding includes the fourth quarter weighted average of the approximately 218 million shares issued in the full year share calculation.

See Exhibit 99.2 for important disclosures and reconciliations of these financial measures to the most directly comparable U.S. generally accepted accounting principles (“GAAP”) measure.

Announcing 2021 Outlook

On November 10, 2020, Clarivate announced its guidance for the year ending December 31, 2021.

2021 outlook including CPA Global
Adjusted Revenues(1)	$1.78B to $1.84B
Adjusted EBITDA(1)	$785M to $825M
Adjusted EBITDA margin	44% to 45%
Adjusted diluted EPS(2)	In process
Adjusted Free Cash Flow	$450M to $500M
(1)Excludes approximately $70.0 million of Revenues and $14.0 million of EBITDA from Techstreet, which was divested on November 6, 2020.
(2)The Company is evaluating the tax impact of CPA Global acquisition on Adjusted diluted EPS. The Company expects to provide 2021 Adjusted EPS within the next couple weeks.

See Exhibit 99.2 for important disclosures and reconciliations of these financial measures to the most directly comparable GAAP measure.

Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this current report on Form 8-K and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; strategic actions such as acquisitions, joint ventures, and dispositions, including our acquisition of CPA Global, the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives and transition services expenses; our belief that we have sufficient liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, the COVID-19 pandemic and governmental responses thereto, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements, including those appearing under the headings “2020 Outlook” and “Announcing 2021 Outlook” above, are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, outlook, anticipated cost savings, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict, and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements are more fully discussed under the caption “Risk Factors” in our 2019 Annual Report on Form 10-K, our current report on Form 8-K filed on June 19, 2020, and our quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2020, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this current report on Form 8-K. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or on our website at www.clarivate.com.

No Incorporation by Reference
The information in this Item 7.01, including Exhibits 99.1 and 99.2 furnished herewith, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits

Furnished as Exhibit 99.1 to this Report on Form 8-K are certain presentations that Company management is delivering at the Investor Day conference on November 10, 2020. Furnished as Exhibit 99.2 to this Report on Form 8-K is information regarding non-GAAP financial measures presented herein.

(d) Exhibits

No.	Description
99.1	Investor Day (November 10, 2020)
99.2	Information Related to Non-GAAP Financial Measures and Reconciliations to GAAP Measures
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: November 10, 2020	By:	/s/ Richard Hanks
	Name:	Richard Hanks
	Title:	Chief Financial Officer